                               POWER OF ATTORNEY
                               -----------------
                      RIVERSOURCE LIFE INSURANCE COMPANY
                      ----------------------------------

              Gumer C. Alvero                 Kevin E. Palmer
              Timothy V. Bechtold             Mark E. Schwarzmann
              Brian J. McGrane                Bridget M. Sperl
                                              David K. Stewart

Do hereby jointly and severally authorize Chris R. Long, Mary Ellyn Minenko, Scott R. Plummer, Christopher O. Petersen, Bruce H. Saul, Heather M. Somers or Rodney J. Vessels to sign as their attorneys-in-fact and agents any and all documents (i.e., Registration Statement, pre-effective amendment, post-effective amendment and any application for exemptive relief) on behalf of the registrants reflected in the attached list that have been filed with the Securities and Exchange Commission by RiverSource Life Insurance Company pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, by means of the Security and Exchange Commission's electronic disclosure system known as EDGAR or otherwise; and to the file the same, with any amendments thereto and all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and do hereby ratify such signatures heretofore made by such persons.

It is expressly understood by the undersigned that all to whom this Power of Attorney is presented are hereby authorized to accept a copy, photocopy or facsimile of this authorization with the same validity as the original.

This Power of Attorney may be executed in any number of counterpart copies, each of which shall be deemed an original and all of which, together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

Dated the 2nd day of January, 2007.

/s/      Gumer C. Alvero                             /s/      Kevin E. Palmer
------------------------------------------------     ---------------------------------------------------
         Gumer C. Alvero                                      Kevin E. Palmer
         Director and Executive Vice President -              Director, Vice President and Chief Actuary
         Annuities

/s/      Timothy V. Bechtold                         /s/      Mark E. Schwarzmann
------------------------------------------------     ---------------------------------------------------
         Timothy V. Bechtold                                  Mark E. Schwarzmann
         Director and President                               Director, Chairman of the Board and Chief
                                                              Executive Officer

/s/      Brian J. McGrane                            /s/      Bridget M. Sperl
------------------------------------------------     ---------------------------------------------------
         Brian J. McGrane                                     Bridget M. Sperl
         Director, Executive Vice President and               Executive Vice President - Client Services
         Chief Financial Officer

                                                     /s/      David K. Stewart
                                                     ---------------------------------------------------
                                                              David K. Stewart
                                                              Vice President and Controller

                                     RIVERSOURCE LIFE INSURANCE COMPANY
                            REGISTERED VARIABLE ANNUITY/LIFE INSURANCE PRODUCTS

------------------------------------------------------------------------------------------------------------
                                                                                       1933        1940
                                                                                       Act No.     Act No.
------------------------------------------------------------------------------------------------------------
RIVERSOURCE VARIABLE ANNUITY ACCOUNT 1                                                             811-07247
------------------------------------------------------------------------------------------------------------
Privileged Assets Select Annuity                                                       333-139768
------------------------------------------------------------------------------------------------------------
RIVERSOURCE VARIABLE ANNUITY ACCOUNT                                                               811-7195
------------------------------------------------------------------------------------------------------------
RiverSource Personal Portfolio Plus 2/RiverSource Personal Portfolio
Plus/RiverSource Personal Portfolio                                                    333-139757
------------------------------------------------------------------------------------------------------------
RiverSource Preferred Variable Annuity                                                 333-139758
------------------------------------------------------------------------------------------------------------
Evergreen Essential Variable Annuity                                                   333-139763
------------------------------------------------------------------------------------------------------------
Evergreen New Solutions Variable Annuity                                               333-139763
------------------------------------------------------------------------------------------------------------
Evergreen New Solutions Select Variable Annuity                                        333-139759
------------------------------------------------------------------------------------------------------------
Evergreen Pathways Variable Annuity                                                    333-139759
------------------------------------------------------------------------------------------------------------
Evergreen Privilege Variable Annuity                                                   333-139759
------------------------------------------------------------------------------------------------------------
RiverSource AccessChoice Select Variable Annuity                                       333-139759
------------------------------------------------------------------------------------------------------------
RiverSource Endeavor Select Variable Annuity                                           333-139763
------------------------------------------------------------------------------------------------------------
RiverSource FlexChoice Variable Annuity                                                333-139759
------------------------------------------------------------------------------------------------------------
RiverSource FlexChoice Select Variable Annuity                                         333-139759
------------------------------------------------------------------------------------------------------------
RiverSource Galaxy Premier Variable Annuity                                            333-139761
------------------------------------------------------------------------------------------------------------
RiverSource Innovations Variable Annuity                                               333-139763
------------------------------------------------------------------------------------------------------------
RiverSource Innovations Classic Variable Annuity                                       333-139763
------------------------------------------------------------------------------------------------------------
RiverSource Innovations Classic Select Variable Annuity                                333-139763
------------------------------------------------------------------------------------------------------------
RiverSource Innovations Select Variable Annuity                                        333-139763
------------------------------------------------------------------------------------------------------------
RiverSource New Solutions Variable Annuity                                             333-139763
------------------------------------------------------------------------------------------------------------
RiverSource Pinnacle Variable Annuity                                                  333-139761
------------------------------------------------------------------------------------------------------------
RiverSource Platinum Variable Annuity                                                  333-139760
------------------------------------------------------------------------------------------------------------
RiverSource Signature Variable Annuity                                                 333-139762
------------------------------------------------------------------------------------------------------------
RiverSource Signature One Variable Annuity                                             333-139762
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                                       1933        1940
                                                                                       Act No.     Act No.
------------------------------------------------------------------------------------------------------------
RiverSource Signature One Select Variable Annuity                                      333-139762
------------------------------------------------------------------------------------------------------------
RiverSource Signature Select Variable Annuity                                          333-139760
------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Variable Annuity                                                 333-139762
------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Builder Variable Annuity                                         333-139762
------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Builder Select Variable Annuity                                  333-139762
------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Choice Select Variable Annuity                                   333-139759
------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Choice Variable Annuity                                          333-139759
------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Select Variable Annuity                                          333-139763
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
RIVERSOURCE ACCOUNT F                                                                              811-2317
------------------------------------------------------------------------------------------------------------
RiverSource Variable Retirement & Combination Retirement Annuities                     2-73114
------------------------------------------------------------------------------------------------------------
RiverSource Employee Benefit Annuity                                                   33-52518
------------------------------------------------------------------------------------------------------------
RiverSource Flexible Annuity                                                           33-4173
------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
RiverSource Group Variable Annuity Contract                                            33-47302
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
RIVERSOURCE VARIABLE ANNUITY FUND A                                                                811-1653
-------------------------------------------------------------------------------------------------------------
RiverSource Variable Annuity Fund A                                                    2-29081
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
RIVERSOURCE VARIABLE ANNUITY FUND B                                                                811-1674
-------------------------------------------------------------------------------------------------------------
RiverSource Variable Annuity Fund B - Individual                                       2-29358
-------------------------------------------------------------------------------------------------------------
RiverSource Variable Annuity Fund B - Group                                            2-47430
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
RIVERSOURCE VARIABLE ACCOUNT 10
-------------------------------------------------------------------------------------------------------------
RiverSource Flexible Portfolio Annuity                                                 33-62407
-------------------------------------------------------------------------------------------------------------
RiverSource Retirement Advisor Variable Annuity                                        333-79311
-------------------------------------------------------------------------------------------------------------
RiverSource Retirement Advisor Variable Annuity - Band 3                               333-79311
-------------------------------------------------------------------------------------------------------------
RiverSource Retirement Advisor Advantage Variable Annuity/RiverSource
Retirement Advisor Select Plus Variable Annuity                                        333-79311
-------------------------------------------------------------------------------------------------------------
RiverSource Retirement Advisor Advantage Variable Annuity - Band 3                     333-79311
-------------------------------------------------------------------------------------------------------------
RiverSource Retirement Advisor Advantage Plus Variable Annuity/RiverSource
Retirement Advisor Select Plus Variable Annuity                                        333-79311
-------------------------------------------------------------------------------------------------------------
RiverSource Retirement Advisor 4 Advantage Plus Variable Annuity/RiverSource
Retirement Advisor 4 Select Plus Variable Annuity/RiverSource Retirement Advisor
4 Access Variable Annuity                                                              333-79311
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
RIVERSOURCE ACCOUNT SBS                                                                            811-06315
-------------------------------------------------------------------------------------------------------------
RiverSource Symphony Annuity                                                           33-40779
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
RIVERSOURCE MVA ACCOUNT                                                                            N/A
------------------------------------------------------------------------------------------------------------
Evergreen Essential Variable Annuity                                                   333-139776
-------------------------------------------------------------------------------------------------------------
Evergreen New Solutions Variable Annuity                                               333-139776
-------------------------------------------------------------------------------------------------------------
Evergreen New Solutions Select Variable Annuity                                        333-139776
-------------------------------------------------------------------------------------------------------------
Evergreen Pathways Variable Annuity                                                    333-139776
-------------------------------------------------------------------------------------------------------------
Evergreen Privilege Variable Annuity                                                   333-139776
-------------------------------------------------------------------------------------------------------------
RiverSource AccessChoice Select Variable Annuity                                       333-139776
-------------------------------------------------------------------------------------------------------------
RiverSource Endeavor Select Variable Annuity                                           333-139776
-------------------------------------------------------------------------------------------------------------
RiverSource FlexChoice Variable Annuity                                                333-139776
-------------------------------------------------------------------------------------------------------------
RiverSource FlexChoice Select Variable Annuity                                         333-139776
-------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
RiverSource Galaxy Premier Variable Annuity                                            333-139776
-------------------------------------------------------------------------------------------------------------
RiverSource Innovations Variable Annuity                                               333-139776
-------------------------------------------------------------------------------------------------------------
RiverSource Innovations Classic Variable Annuity                                       333-139776
-------------------------------------------------------------------------------------------------------------
RiverSource Innovations Classic Select Variable Annuity                                333-139776
-------------------------------------------------------------------------------------------------------------
RiverSource Innovations Select Variable Annuity                                        333-139776
-------------------------------------------------------------------------------------------------------------
RiverSource New Solutions Variable Annuity                                             333-139776
-------------------------------------------------------------------------------------------------------------
RiverSource Pinnacle Variable Annuity                                                  333-139776
-------------------------------------------------------------------------------------------------------------
RiverSource Signature Variable Annuity                                                 333-139776
-------------------------------------------------------------------------------------------------------------
RiverSource Signature One Variable Annuity                                             333-139776
-------------------------------------------------------------------------------------------------------------
RiverSource Signature One Select Variable Annuity                                      333-139776
-------------------------------------------------------------------------------------------------------------
RiverSource Signature Select Variable Annuity                                          333-139776
-------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Variable Annuity                                                 333-139776
-------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Builder Variable Annuity                                         333-139776
-------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Builder Select Variable Annuity                                  333-139776
-------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Choice Select Variable Annuity                                   333-139776
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
RIVERSOURCE ACCOUNT MGA                                                                            N/A
-------------------------------------------------------------------------------------------------------------
RiverSource Guaranteed Term Annuity                                                    333-114888
-------------------------------------------------------------------------------------------------------------
RiverSource Retirement Advisor Advantage Plus Variable Annuity/RiverSource Retirement
Advisor Select Plus Variable Annuity                                                   333-114888
-------------------------------------------------------------------------------------------------------------
RiverSource Retirement Advisor 4 Advantage Plus Variable Annuity/RiverSource
Retirement Advisor 4 Select Plus Variable Annuity/RiverSource Retirement Advisor 4
Access Variable Annuity                                                                333-114888
-------------------------------------------------------------------------------------------------------------
RiverSource Guaranteed Variable Annuity Contract                                       33-48701
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT                                                         811-4298
-------------------------------------------------------------------------------------------------------------
RiverSource Single Premium Variable Life Insurance                                     333-83456
-------------------------------------------------------------------------------------------------------------
RiverSource Variable Universal Life IV/RiverSource Variable Universal Life IV -
Estate Series                                                                          333-69777
-------------------------------------------------------------------------------------------------------------
RiverSource Variable Second-To-Die Life Insurance                                      33-62457
-------------------------------------------------------------------------------------------------------------
RiverSource Variable Universal Life Insurance                                          33-11165
-------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
RiverSource Variable Universal Life III                                                333-69777
-------------------------------------------------------------------------------------------------------------
RiverSource Succession Select Variable Life Insurance                                  33-62457
-------------------------------------------------------------------------------------------------------------
RiverSource Single Premium Variable Life Insurance Policy                              2-97637
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
RIVERSOURCE VARIABLE LIFE ACCOUNT                                                                  811-09515
-------------------------------------------------------------------------------------------------------------
RiverSource Signature Variable Universal Life Insurance                                333-84121
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
RIVERSOURCE ACCOUNT FOR SMITH BARNEY                                                               811-4652
-------------------------------------------------------------------------------------------------------------
RiverSource Single Premium Variable Life Insurance Policy                              33-5210
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------